Exhibit 99.1

Q2 Holdings, Inc. Announces Fourth Quarter and Full-Year 2014 Financial Results
Total fourth quarter revenue of $22.1 million, up 41 percent year-over-year and full-year revenue of $79.1 million, up 39 percent year-over-year

AUSTIN, Texas (Feb. 5, 2015) - Q2 Holdings, Inc. (NYSE:QTWO), a leading provider of secure virtual banking solutions to regional and community financial institutions, today announced results for its fourth quarter and full year ended Dec. 31, 2014.

Fourth Quarter and Full-Year 2014 Results

•	Revenue for the fourth quarter of $22.1 million, up 41 percent year-over-year and full-year revenue of $79.1 million, up 39 percent year-over-year.

•
Non-GAAP gross margin for the fourth quarter of 42.8 percent, up from 31 percent one year ago. GAAP gross margin for the fourth quarter of 41.9 percent, up from 30.6 percent one year ago. Full-year non-GAAP gross margin of 42.6 percent, up from 36.7 percent in 2013. GAAP gross margin for the full year of 41.8 percent, up from 36.2 percent in 2013.

•
Adjusted EBITDA for the fourth quarter of negative $2.2 million, an improvement from negative $4.9 million one year ago and negative $2.3 million in the third quarter. Full-year adjusted EBITDA of negative $10.4 million compared to negative $12.3 million in 2013. GAAP net loss for the comparable periods, respectively, was as follows: $4.8 million for the fourth quarter 2014; $6.5 million for the fourth quarter of 2013; $4.6 million for the third quarter 2014; $19.6 million for the full year 2014; and $17.9 million for the full year 2013.

“The fourth quarter was a strong finish to a fantastic year as the company continued to execute across sales, product development and implementations,” said Matt Flake, president and CEO of Q2 Holdings, Inc. “We signed five Tier 1 customers, rolled out the next generation of our platform and added more than 1.2 million users in 2014 while growing revenue 39 percent and boosting gross margin. I’m optimistic about 2015 and look forward to another strong year.”

Fourth Quarter and Full-Year 2014 Highlights

•
Signed two additional Tier 1 financial institutions in the fourth quarter for a total of five for the full year. Added a Top 20 Credit Union in the Southwest and a leading bank in the Western United States in the fourth quarter.

•	Exited the fourth quarter with more than 4.3 million registered users on the Q2 platform, representing 39 percent year-over-year growth and 5 percent quarter-over-quarter growth.

•
Rolled out our initial Treasury banking product, which is experiencing strong demand in the marketplace and will support our customers as they look to move up-market and acquire more lucrative commercial accounts.

Financial Outlook

Q2 Holdings is providing guidance for its first quarter 2015 as follows:

•	Total revenue of $23.2 million to $23.8 million, which would represent year-over-year growth of 38 percent to 41 percent.

•	Adjusted EBITDA of negative $3.0 million to negative $3.5 million.

Q2 Holdings is providing guidance for the full-year 2015 as follows:

•	Total revenue of $104 million to $106 million, which would represent year-over-year growth of 31 percent to 34 percent.

•	Adjusted EBITDA of negative $9.5 million to negative $11 million.

Conference Call Details

Date:         Feb. 5, 2015
Time:         5:00 p.m. EST
Hosts:     Matt Flake, CEO / Jennifer Harris, CFO
Dial in:     US toll free: 1-877-201-0168
International: 1-647-788-4901
Conference ID:    63250467

Please join the conference call at least 10 minutes before start time to ensure the line is connected. A live webcast of the conference call will be accessible from the investor relations section of the Q2 Holdings, Inc. website at http://investors.q2ebanking.com/.

A replay of the webcast will also be available at this website on a temporary basis shortly after the call.

About Q2 Holdings, Inc.
Q2 is a leading provider of secure, cloud-based virtual banking solutions headquartered in Austin, Texas. Q2 enables regional and community financial institutions, or RCFIs, to deliver a robust suite of integrated virtual banking services and engage more effectively with their retail and commercial account holders who expect to bank anytime, anywhere and on any device. Q2 solutions are often the most frequent point of interaction between its RCFI customers and their account holders. As such, Q2 purpose-built its solutions to deliver a compelling, consistent user experience across digital channels and drive the success of its customers by extending their local brands, enabling improved account holder retention and creating incremental sales opportunities. To learn more about Q2 visit q2ebanking.com.
Use of Non-GAAP Measures

Management believes that adjusted EBITDA and non-GAAP gross margin are useful measures of operating performance because they exclude items that Q2 does not consider indicative of its core performance. In the case of adjusted EBITDA, Q2 adjusts net loss for such things as interest, taxes, depreciation and amortization, stock-based compensation, loss from discontinued operations and unoccupied lease charges. In the case of non-GAAP gross margin, Q2 adjusts gross margin for stock-based compensation. However, these non-GAAP measures should be considered in addition to, not as a substitute for or superior to, net loss and GAAP gross margin, or other financial measures prepared in accordance with GAAP. A reconciliation to the closest GAAP measures of these non-GAAP measures is contained in tabular form on the attached unaudited condensed consolidated financial statements.

Q2’s management uses adjusted EBITDA and non-GAAP gross margin as measures of operating performance; to prepare Q2’s annual operating budget; to allocate resources to enhance the financial performance of Q2’s business; to evaluate the effectiveness of Q2’s business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of Q2’s results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with our board of directors concerning Q2’s financial performance.

Forward-looking Statements
This press release contains forward-looking statements, including statements about Q2’s excitement and optimism about 2015; demand for our Treasury banking product and its ability to support our customers’ growth; and Q2’s quarterly and annual financial guidance. The forward-looking statements contained in this press release are based upon Q2’s historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include risks related to: (a) the risk that Q2 will face increased competition in its existing markets and as it enters new sections of the market with Tier 1 customers and new products and services; (b) the risk that the market for Q2’s solutions does not grow as anticipated; (c) the challenges and costs associated with selling, implementing and supporting Q2’s solutions, particularly for larger customers with more complex requirements and longer implementation processes; (d) errors, interruptions or delays in Q2’s service or Web hosting; (e) risks associated with breaches of security measures within Q2’s products, systems and infrastructure; (f) technological and regulatory developments; (g) the impact that a slowdown in the economy, financial markets, and credit markets has on Q2’s business sales cycles, prospects’ and customers’ spending decisions and timing of implementation decisions; (h) the difficulties and risks associated with developing and selling complex new solutions and enhancements with the technical and regulatory specifications and functionality desired by customers and governmental authorities; (i) the difficulties and costs Q2 may encounter with complex implementations of its solutions and the resulting impact on the timing of its revenue from any delayed implementations; (j) the risk that Q2 will not be able to maintain historical contract terms such as pricing and duration; (k) the risks associated with managing growth and the challenges associated with improving operations and hiring, retaining and motivating employees to support such growth; (l) the risk that modification or negotiation of contractual arrangements will be necessary during Q2’s implementations of its solutions or the general risks associated with the complexity of Q2’s customer arrangements; and (m) litigation related to intellectual property and other matters and any related claims, negotiations and settlements.
Additional information relating to the uncertainty affecting the Q2 business are contained in Q2’s filings with the Securities and Exchange Commission. These documents are available on the SEC Filings section of the Investor Relations section of Q2’s website at http://investors.q2ebanking.com/. These forward-looking statements represent Q2’s expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Q2 disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Q2 Holdings, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	December 31, 2014	December 31, 2013
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	67,979	18,675
Restricted cash	829	116
Investments	20,956	—
Accounts receivable, net	5,007	9,063
Prepaid expenses and other current assets	2,695	1,079
Deferred solution and other costs, current portion	5,060	3,124
Deferred implementation costs, current portion	1,996	1,814
Total current assets	104,522	33,871
Property and equipment, net	18,521	14,831
Deferred solution and other costs, net of current portion	7,159	5,358
Deferred implementation costs, net of current portion	5,378	4,560
Other long-term assets	1,226	2,488
Total assets	$136,806	$61,108

Liabilities and stockholders' equity (deficit)
Current liabilities:
Accounts payable and accrued liabilities	15,190	15,749
Deferred revenues, current portion	17,289	12,728
Capital lease obligations, current portion	408	714
Total current liabilities	32,887	29,191
Deferred revenue, net of current portion	19,436	14,773
Capital lease obligations, net of current portion	167	575
Long-term debt, net of current portion	—	6,288
Deferred rent, net of current portion	4,694	4,444
Other long-term liabilities	682	101
Total liabilities	57,866	55,372
Redeemable convertible preferred stock and redeemable common stock	—	42,052
Stockholders' equity (deficit):
Junior convertible preferred stock	—	1,740
Common stock	3	1
Treasury stock	(20)	—
Additional paid-in capital	143,337	6,675
Accumulated other comprehensive loss	(14)	—
Accumulated deficit	(64,366)	(44,732)
Total stockholders' equity (deficit)	78,940	(36,316)
Total liabilities and stockholders' equity (deficit)	$136,806	$61,108

Q2 Holdings, Inc.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Revenues	$22,148	$15,669	$79,129	$56,872
Cost of revenues (1)	12,869	10,879	46,054	36,261
Gross profit	9,279	4,790	33,075	20,611

Operating expenses:
Sales and marketing (1)	5,886	4,929	23,069	16,726
Research and development (1)	3,408	2,752	12,086	9,029
General and administrative (1)	4,641	3,424	16,991	11,742
Unoccupied lease charges	—	—	—	236
Total operating expenses	13,935	11,105	52,146	37,733
Loss from operations	(4,656)	(6,315)	(19,071)	(17,122)
Other income (expense), net	(84)	(162)	(492)	(499)
Loss before income taxes	(4,740)	(6,477)	(19,563)	(17,621)
Provision for income taxes	(20)	(22)	(71)	(55)
Loss from continuing operations	(4,760)	(6,499)	(19,634)	(17,676)
Loss from discontinued operations, net of tax	—	—	—	(199)
Net Loss	$(4,760)	$(6,499)	$(19,634)	$(17,875)
Other comprehensive loss:
Unrealized gain (loss) on available for sale investments	6	—	(14)	—
Comprehensive loss	$(4,754)	$(6,499)	$(19,648)	$(17,875)

Net loss per common share:
Loss from continuing operations per common share, basic and diluted	$(0.14)	$(0.54)	$(0.67)	$(1.49)
Loss from discontinued operations per common share, basic and diluted	$—	$—	$—	$(0.02)
Net loss per common share, basic and diluted	$(0.14)	$(0.54)	$(0.67)	$(1.51)
Weighted average common shares outstanding, basic and diluted	34,405	12,078	29,257	11,866

(1)	Includes stock-based compensation expenses as follows:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
Cost of revenues	$191	$72	$623	$264
Sales and marketing	231	94	774	274
Research and development	167	68	527	257
General and administrative	894	249	2,646	810
Total stock-based compensation expenses	$1,483	$483	$4,570	$1,605

Q2 Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Twelve Months Ended December 31,
	2014	2013
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net loss	$(19,634)	$(17,875)
Adjustments to reconcile net loss to net cash
used in operating activities:
Amortization of deferred implementation, solution and other costs	4,435	2,837
Depreciation and amortization	4,083	2,971
Amortization of debt issuance costs	96	68
Amortization of premiums on investments	17	—
Stock-based compensation expenses	4,570	1,605
Loss from discontinued operations	—	199
Other non-cash charges	65	75
Unoccupied lease charges	—	236
Changes in operating assets and liabilities	1,082	8,613
Net cash used in continuing operations	(5,286)	(1,271)
Net cash used in discontinued operating activities	—	(236)
Net cash used in operating activities	(5,286)	(1,507)
Cash flows from investing activities:
Net purchases of investments	(20,986)	—
Purchases of property and equipment	(5,036)	(11,138)
Acquisitions and purchase of intangible assets	—	(125)
Increase in restricted cash	(713)	—
Cash included in distribution of spin-off	—	(46)
Cash used in investing activities	(26,735)	(11,309)
Cash flows from financing activities:
Proceeds from issuance of preferred stock	—	18,995
Borrowings and payments on line of credit and capital leases, net	(6,958)	2,950
Proceeds from issuance of common stock	88,283	435
Net cash provided by financing activities	81,325	22,380
Net increase in cash and cash equivalents	49,304	9,564
Cash and cash equivalents, beginning of period	18,675	9,111
Cash and cash equivalents, end of period	$67,979	$18,675

Q2 Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
GAAP gross profit	$9,279	$4,790	$33,075	$20,611
Stock-based compensation	191	72	623	264
Non-GAAP gross profit	$9,470	$4,862	$33,698	$20,875

Non-GAAP gross margin:
Non-GAAP gross profit	$9,470	$4,862	$33,698	$20,875
GAAP revenue	22,148	15,669	79,129	56,872
Non-GAAP gross margin	42.8%	31.0%	42.6%	36.7%

Adjusted non-GAAP gross profit:
Non-GAAP gross profit	$9,470	$4,862	$33,698	$20,875
One-time charge related to past use of intellectual property	—	1,058	—	1,058
Adjusted non-GAAP gross profit:	$9,470	$5,920	$33,698	$21,933

Adjusted non-GAAP gross margin:
Adjusted non-GAAP gross profit	$9,470	$5,920	$33,698	$21,933
GAAP revenue	22,148	15,669	79,129	56,872
Adjusted non-GAAP gross margin:	42.8%	37.8%	42.6%	38.6%

GAAP sales and marketing expense	5,886	4,929	23,069	16,726
Stock-based compensation	(231)	(94)	(774)	(274)
Non-GAAP sales and marketing expense	$5,655	$4,835	$22,295	$16,452

GAAP research and development expense	3,408	2,752	12,086	9,029
Stock-based compensation	(167)	(68)	(527)	(257)
Non-GAAP research and development expense	$3,241	$2,684	$11,559	$8,772

GAAP general and administrative expense	4,641	3,424	16,991	11,742
Stock-based compensation	(894)	(249)	(2,646)	(810)
Non-GAAP general and administrative expense	$3,747	$3,175	$14,345	$10,932

GAAP operating loss	(4,656)	(6,315)	(19,071)	(17,122)
Stock-based compensation	1,483	483	4,570	1,605
Non-GAAP operating loss	$(3,173)	$(5,832)	$(14,501)	$(15,517)

GAAP net loss	(4,760)	(6,499)	(19,634)	(17,875)
Stock-based compensation	1,483	483	4,570	1,605
Non-GAAP net loss	$(3,277)	$(6,016)	$(15,064)	$(16,270)

Non-GAAP net loss per share, basic and diluted
Numerator:
Non-GAAP net loss	$(3,277)	$(6,016)	$(15,064)	$(16,270)
Denominator:
Weighted average common shares outstanding, basic and diluted	34,405	12,078	29,257	11,866
Non-GAAP net loss per share, basic and diluted	$(0.10)	$(0.50)	$(0.51)	$(1.37)

Pro forma non-GAAP net loss per share, basic and diluted
Numerator:
Non-GAAP net loss	$(3,277)	$(6,016)	$(15,064)	$(16,270)
Denominator:
Weighted average common shares outstanding, basic and diluted	34,405	12,078	29,257	11,866
Plus: assumed conversion of preferred stock to common stock (1)	—	13,583	3,089	13,161
Denominator for pro forma net loss per share, basic and diluted	34,405	25,661	32,346	25,027
Pro forma non-GAAP net loss per share, basic and diluted	$(0.10)	$(0.23)	$(0.47)	$(0.65)

Reconciliation of net loss to adjusted EBITDA:
Net loss	$(4,760)	$(6,499)	$(19,634)	$(17,875)
Interest (income) expense, net	84	162	492	499
Depreciation and amortization	961	900	4,083	2,971
Stock-based compensation	1,483	483	4,570	1,605
Provision for income taxes	20	22	71	55
Loss from discontinued operations	—	—	—	199
Unoccupied lease charges	—	—	—	236
Adjusted EBITDA	$(2,212)	$(4,932)	$(10,418)	$(12,310)
___________________________________________________________
(1) Assumes conversion of all outstanding shares of preferred stock, on an as-if-converted basis, at the later of January 1 of each year or the date of issuance of the preferred stock.

Contacts
Media Contact:
Kathleen Lucente
Red Fan Communications
O: (512)-551-9253/ C: (512)-217-6352
kathleen@redfancommunications.com

Investor Contact:
Bob Gujavarty
Q2 Holdings, Inc.
O: (512)-439-3447
bobby.gujavarty@q2ebanking.com